As filed with the Securities and Exchange Commission on September 23, 1997
                                             Registration No. 333 - 7008
                                                              811 - 8227
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        PRE-EFFECTIVE AMENDMENT NO. 6

                                       and

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 6

                              DEUTSCHE FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                   2nd Federated Square, Pittsburgh, PA 15222
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 245-5000

BRIAN LEE                                Copy to: JOHN T. BOSTELMAN, ESQ.
Deutsche Fund Management, Inc.                    Sullivan & Cromwell
31 West 52nd Street                               125 Broad Street
New York, New York  10019                         New York, New York 10004
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement. It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to pursuant to paragraph (b)
[ ] on (date)  pursuant  to  paragraph  (b)
[ ] 60 days  after  filing  pursuant  to paragraph (a) (i)
[ ] on (date)  pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         The Registrant elects, pursuant to Rule 24f-2 of the Investment Company Act General Rules and Regulations, to register an indefinite number of shares of its capital stock.
===============================================================================

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

     This Pre-Effective Amendment No. 6 (the "Amendment") to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") is being filed with respect to Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund, Deutsche European Bond Fund, Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund, each a series of the Registrant (the "Funds").

     The prospectuses for the Funds are incorporated herein as filed in Pre-Effective Amendment No. 4 to the Registration Statement filed on September 18, 1997 and Pre-Effective Amendment No. 5 filed on September 19, 1997. The Amendment contains two statements of additional information for the Funds and is being filed to supply audited statements of assets and liabilities and exhibits.

                      STATEMENT OF ADDITIONAL INFORMATION

                              DEUTSCHE TOP 50 WORLD
                             DEUTSCHE TOP 50 EUROPE
                              DEUTSCHE TOP 50 ASIA
                               DEUTSCHE TOP 50 US
                         DEUTSCHE EUROPEAN MID-CAP FUND
                           DEUTSCHE GERMAN EQUITY FUND
                          DEUTSCHE JAPANESE EQUITY FUND
                            DEUTSCHE GLOBAL BOND FUND
                           DEUTSCHE EUROPEAN BOND FUND

              Federated Investors Tower, Pittsburgh, PA 15222-3779


==============================================================================
The Deutsche Top 50 World (the "Top 50 World"), Deutsche Top 50 Europe (the "Top 50 Europe"), Deutsche Top 50 Asia (the "Top 50 Asia"), Deutsche Top 50 US (the "Top 50 US"), Deutsche European Mid-Cap Fund (the "European Mid-Cap Fund"), Deutsche German Equity Fund (the "German Equity Fund"), Deutsche Japanese Equity Fund (the "Japanese Equity Fund"), Deutsche Global Bond Fund (the "Global Bond Fund") and Deutsche European Bond Fund (the "European Bond Fund") (each, a "Fund" and collectively, the "Funds") are each a series of the Deutsche Family of Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund has its own investment objective.

         The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in a corresponding non-diversified, open-end management investment company (each, a "Portfolio" and collectively the "Portfolios") listed in Appendix A.

         Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. Each Portfolio has the same investment objective as its corresponding Fund. There can be no assurance that any Fund or any Portfolio will achieve its investment objective.

         Shares of each Fund are offered in two classes known as Class A Shares and Class B Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to both classes of the above-mentioned Shares.

         Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of each Portfolio. DWS International Portfolio Management GmbH is the investment adviser (the "DWS Adviser") of each Portfolio except Top 50 US Portfolio. Deutsche Asset Morgan Grenfell Investment Management North America Inc. is the investment adviser of the Top 50 US Portfolio (the "DAMNA "DMGIM Adviser"; and together with the DWS Adviser or severally as the context may require, the "Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant Fund's Prospectus dated [DATE] 1997, a copy of which may be obtained from the Corporation at the address noted, above.


DEUT001S

             The date of this Statement of Additional Information is
                                 [DATE,] 1997.

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                                                         2

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                                                 Table of Contents
                                                             Cross-Reference to
                                             Page            Page in Prospectus

Investment Objective and Policies
Investment Restrictions
Directors, Trustees and Officers
Manager
Adviser
Administrator
Operations Agent
Administrative Agent
Distributor
Transfer Agent, Custodian and Fund Accountant
Independent Accountants
Purchase of Shares
Redemption of Shares
Net Asset Value; Redemption in Kind
Computation of Performance
Portfolio Transactions
Federal Taxes
Description of Shares
Additional Information
Financial Statements


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                                                         3

INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in each Fund's Prospectus concerning the investment objectives, policies and techniques of the Portfolios. The descriptions are general and may not be applicable in certain countries in which the Portfolios invest.

                               Equity Investments

         As discussed in each Fund's Prospectus, each Portfolio may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Preferred stock generally carries preferential rights to dividends and amounts payable upon liquidation of the issuer, but may have no voting rights. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

                              Investment Companies

         Up to 5% of the total assets of each Portfolio except the Top 50 US Portfolio may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Portfolio. The Top 50 US Portfolio may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. However, the Top 50 US Portfolio intends that less than 5% of the Portfolio's total assets will be invested in investment company securities during its first year of operations. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

         Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees

DEUT001S
would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

                           Participation Certificates

         Certain companies have issued participation certificates, which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria.

                             Short-Term Instruments

         Although it is intended that the assets of each Portfolio stay invested in the securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, other member states of the OECD or quasi-government entities of any of the foregoing.

                             Zero Coupon Obligations

         Each Portfolio may also invest in zero coupon obligations, such as zero coupon bonds. Zero coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

                                     Options

         Each Portfolio may write call and put options and purchase call and put options on securities. A Portfolio will write options on securities for the

DEUT001S
purpose of increasing its return on such securities and/or to protect the values of its portfolio.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         Transaction in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of Top 50 US Portfolio (US Dollar), will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

DEUT001S

         The staff of the SEC Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                     Foreign Currency Exchange Transactions

         Each Portfolio (except the Top 50 US Portfolio(US Dollar))) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Japanese Equity Portfolio may enter into foreign exchange transactions in order to hedge the U.S. dollar value of all or any part of the assets denominated in foreign currencies then held or expected to be acquired by the Portfolio. The Global Bond Portfolio and the European Bond Portfolio may enter into foreign exchange transactions to hedge the value of its assets against currencies other than the U.S. Dollar. Each other Portfolio may also enter into forward contracts foreign currency transactions to hedge against a change in foreign currency exchange rates that would affect the U.S. Dollar value of existing investments denominated or principally traded in a foreign currency. In the case of Each Portfolio other than the Provesta Portfolio and the Investa Portfolio, such hedging activity will be limited to those may also, in circumstances in which where the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value of such Portfolios against currencies other than the U.S. dollar. To conduct the hedging discussed above, the a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for the U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio.


At such time as the Adviser believes that one or more currencies in which a Portfolio's securities are denominated might suffer a substantial decline against the U.S. dollar, a Portfolio may, in order to hedge the value of the Portfolio, enter into forward contracts to sell fixed amounts of such currencies for fixed amounts of U.S. dollars. The Provesta Portfolio, Top 50 Europe Portfolio and Japan Portfolio may also, in circumstances where the Adviser considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value in Deutsche Marks ("DMs") of such Portfolios' non-DM assets.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency

DEUT001S
increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

               Futures Contracts and Options on Futures Contracts

         Each Portfolio may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, each Portfolio may purchase put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

         Futures contracts and options on futures contracts may be entered into on foreign exchanges. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries may involve considerations and risks not typically associated with investing in U.S. markets.

         Futures Contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

         Options on Futures. Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on

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



changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

         Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

         Combined Positions. Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Options on Securities Indices. Each Portfolio is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

         Warrants. Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and

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



warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

         Other Limitations. The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ("CFTC") regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a
Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


DEUT001S

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and Over-the-Counter Options" above for a discussion of the liquidity of options not traded on an exchange.)

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

                                 Risk Management

         Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

DEUT001S

THE GERMAN SECURITIES MARKETS


     Equity Markets. Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hanover and Bremen), of which Frankfurt accounted for approximately 79.5% of the total volume in 1996. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.



                    Market Capitalization and Trading Volume
                of Equity Securities on German Stock Exchanges(1)
                                  (in billions)

                                                           Market                          Trading Volume for
                                                     Capitalization as                      the year ended
                                                     of December 31(2)                      December 31(2)


1992.......................................        $348.14            DM561.89            $876.8            DM1,415.2


1993.......................................         463.48              800.10           1,150.3              1,985.8

1994.......................................         499.25              773.88           1,302.9              2,017.9

1995.......................................         544.89              781.10           1,146.8              1,643.9

1996.......................................         635.95              988.77           1,487.6              2,312.9


---------------
(1) Excluding stocks of foreign-domiciled companies and investment companies.
(2) US Dollar equivalents calculated at year-end exchange rates.
    The figures for 1992 through 1994 include warrants.
Sources:  Deutsche Borse AG and the Deutsche Bundesbank.

         German stock exchanges offer three different market segments within which stocks are traded:

                  (i) The official market (Amtlicher Handel) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus".

                  (ii) The regulated, unlisted market (Geregelter Market) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

        (iii) The unofficial, unregulated telephone, or over-the-counter, market (Freiverkehr) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities

DEUT001S
         by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

         For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

         Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

         Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

         As set forth below under "Role of Banks in German Capital Markets", German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.

         Stock Indices. Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents over 69% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 75% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

         Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated.


DEUT001S



                             Annual Total Return(1)


                                                                                                                    First
                                                                                                                    half
                                     1992            1993            1994            1995           1996           1997(2)

DAX..............................   (2.09)%           46.71%         (7.06)%          6.99%          28.17%         31.05%

CDAX.............................   (6.39)%           44.56%                          4.75%          22.14%         29.96%
                                                                     (5.83)%

Dollar-adjusted DAX..............   (8.33)%           36.85%         4.12%                           18.17%         16.83%
                                                                                      15.60%

Dollar-adjusted CDAX.............   (12.36)%          34.85%         5.50%            13.17%                        15.85%
                                                                                                     12.61%


----------------
(1) Based on U.S. dollar returns.
(2) Return as of June 30, 1997 (not annualized).


         Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1996 represented 46.8% of total trading volume on the German stock exchanges: Daimler-Benz AG with DM 261.9 billion, Siemens AG with DM 256.1 billion, Deutsche Bank AG with DM 216.8 billion, Bayer AG with DM
186.4 billion and Volkswagen AG with DM 162.2 billion.

         The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.

         Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German Government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures.

         Set forth in the table below is information concerning the industry composition of the DAX Index and CDAX Index.


DEUT001S

   Industry Composition of DAX(1) and CDAX(2) Index -- as of December 31, 1996

                                                 DAX     CDAX

Banks and Insurance................             28.0%   28.0%

Chemical Concerns/Pharmaceutical....            20.9%   20.1%

Auto Industry and Supply....                    13.7%   10.2%

Utilities and Energy...........                 22.1%   23.2%

Electronics Industry............                --       --

Mechanical Engineering............               5.3%    5.7%

Steel and Raw Materials..............            2.0%    2.7%

Consumer Goods.......................            3.5%    4.1%

Other...................................         4.5%    6.0%

                     Total.................... 100.0%  100.0%


-----------------
(1) The DAX Index is comprised of 30 stocks representing approximately 69% of the market capitalization of the German stock exchange.
(2)      The CDAX Index is comprised of 374 stocks (subject to adjustments).

         Primary Markets. The amount of funds raised in equity financings in 1996 increased by DM 17,862 to DM 24,807 while the number of financings decreased by 6 to 14. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.

                Primary Offerings of Listed Equity Securities by
                                Domestic Issuers
                                (millions of DM)

                                       1992   1993   1994    1995   1996

Value..............................     804   833    1,246   6,495  24,807


--------------
Source:  Deutsche Borse AG.

         Role of Banks in German Capital Markets. As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term

DEUT001S
equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

         Deutsche Bank, the parent of the Manager and the Investment Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional four listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities the Fund may acquire.

         In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major factor in the Eurobond market. Although the Fund will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment of the Portfolio.

JAPANESE EQUITY SECURITIES MARKETS

         Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

         There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks

DEUT001S
computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

         The following table sets forth the year-end NSA and TOPIX for 1987 through 1996 and yen and dollar-adjusted total return information for those years.

                                        NSA                                                      TOPIX
             --------------------------------------------------           --------------------------------------------


                                            Total Return(1)                                           Total Return(1)
                                ---------------------------------                            ----------------------------


                                                        Dollar                                                     Dollar
                  Index             (Y)                Adjusted                Index             (Y)              Adjusted
             --------------     -----------     --------------------      -------------      ------------     --------------


1987         21,564.00           15.31%                  50.54%           1,725.83            10.89%               44.77%

1988         30,159.00           39.86%                  35.61%           2,357.03            36.57%               32.42%

1989                             29.04%                  12.21%           2,881.37            22.25%                6.31%
             38,915.87

1990         23,848.71                                  -35.08%           1,733.83           -39.83%               -36.26%
                                -38.72%

1991         22,983.77           -3.63%                  4.75%                                -1.10%                7.49%
                                                                          1,714.68

1992         16,924.95          -26.36%                 -26.33%           1,307.66           -23.74%               -23.71%

1993         17,417.24            2.91%                  15.02%           1,439.31            10.07%               23.03%

1994                             13.24%                  27.00%           1,559.09             8.32%               21.48%
             19,723.06

1995         19,868.15            0.74%                  -2.85%           1,577.70             1.19%               -2.41%

1996         19,361.35           -2.55%                 -13.06%                               -6.77%               -16.83%
                                                                          1,470.94




(1)               Total return is the percent change in the index from the start of the year to the end.
Sources:          Tokyo Stock Exchange, Annual Securities Statistics (1996); Monthly
                  Statistics Report (Dec. 1987, 1988, 1989, 1990, 1991, 1992, 1993,
                  1994, 1995).

         The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their

DEUT001S
minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

         The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. The decline in stock prices has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

         The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1996. Trading on the TSE represented over 76% of trading volume in each year.

                              Volume                          Value
Year                   (millions of shares)                 ((Y) bils.)

1989                          256,296                          (Y)386,395

1990                          145,837                             231,837

1991                          107,844                             134,160

1992                          82,563                               80,456

1993                          101,172                             106,123

1994                          105,936                             114,622

1995                          120,148                             115,840

1996                          126,496                             136,170



Source:  Tokyo Stock Exchange, Fact Book 1997.

         The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of 1996, 1,293 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of 1996, 473 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

DEUT001S

         The 20 leading Japanese companies on the TSE, by market value, represented 25.6% of the total market value of the TSE at year-end 1996. In 1996, three industrial groups accounted for approximately 40% of the total market value of the TSE: banks, 19.3%; electric appliances, 12.4%; and transportation equipment, 9.4%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1996.

DEUT001S



                                                                 Number of             Market Values
                                                                 Companies               ((Y) bils.)
Fishery, Agriculture & Forestry............................                 7                      497
Mining.....................................................                 9                      670
 Construction..............................................               145                   12,981
Foods......................................................                91                    9,837
Textiles & Apparels........................................                64                    5,198
Pulp & Paper...............................................                22                    2,272
Chemicals..................................................               131                   15,983
Pharmaceutical.............................................                39                   10,516
Oil & Coal  Products.......................................                13                    3,484
Rubber Products............................................                15                    2,680
Glass & Ceramics Products..................................                40                    4,693
Iron & Steel...............................................                51                    9,038
Nonferrous Metals..........................................                34                    4,837
Metal Products.............................................                45                    2,906
Machinery..................................................               149                   12,196
Electric Appliances........................................               181                   43,190
Transportation Equipment...................................                85                   32,599
Precision Instruments......................................                26                    2,462
Other Products.............................................                48                    7,725
Electric Power & Gas.......................................                17                   14,282
Land Transportation........................................                37                   12,376
 Marine Transportation.....................................                22                    1,506
Air Transportation.........................................                 5                    2,460
Warehousing & Harbor Transportation
Services...................................................                24                    1,028
Communication..............................................                 4                    8,086
Wholesale Trade............................................               120                   12,565
Retail Trade...............................................                88                   15,571
Banks......................................................               100                   67,109
Securities.................................................                25                    8,255
Insurance..................................................                14                    4,885
Other Financing Businesses.................................                20                    4,043
Real Estate................................................                26                    4,126
Services...................................................                68                    7,505
Total......................................................             1,765                  347,578
Manufacturing..............................................             1,034                  169,525
 Non-Manufacturing.........................................               732                  177,952
Total......................................................             1,765                  347,578




DEUT001S

Source:  Tokyo Stock Exchange, Fact Book 1997.

         The amount of funds raised in equity financings by all the companies listed on the TSE in 1996 increased by 946 billion yen to 1,534 billion yen while the number of financings increased by 96 to 253. The following table sets forth the number of equity financings by companies listed on the TSE and the amount raised for each of 1992 through 1996.

      Rights Offerings               Public Offerings        Private Placements   Exercise of Warrants      Total

                         Amount                      Amount                      Amount                    Amount      Amount
         No. of         Raised        No. of        Raised        No. of        Raised        No. of        Raised      Raised
       Financings      ((Y)bils.)     Financings    ((Y)bils.)     Financings    ((Y)bils.)   Financings  ((Y)bils.) ((Y)bils.)

1992                20          111              3            4             22          102            127           203       419
  93                 9           48              4            7             14          150            184           617       822

1994                 2           10             18          237              8          239            180           451       935

1995                12           96              8           33             19          160            118           299       588

1996                 9          337             36          305             20          218            187           673      1,533



Source:  Tokyo Stock Exchange, Fact Book 1997.

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Corporation with respect to each Fund as indicated and by the Portfolio Trust with respect to each Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or a Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry, except that the European Bond Fund and the Global Bond Fund will each invest more than 25% of its total assets in the securities issued by foreign governments and their agencies and instrumentalities. This limitation shall not apply to securities

DEUT001S
issued or guaranteed as to principal or interest by the U.S. Government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
(iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Portfolios and may be changed by their respective Directors or Trustees. These non-fundamental investment policies require that, each Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):


DEUT001S

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio and Investa Portfolio shall each be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Fund from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund or Portfolio;

(ii) Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) invest more than 10% of its net assets in unlisted securities and Notes (as defined in the Fund's prospectus);

(iv) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

(v) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions;.

         The DWS Funds are subject to regulation under the German Investment Companies Act, therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund, except Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i) invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by the FRG, the states of the FRG, a member state of the European Union ("EU"), a state party to the Convention on the European Economic Area ("CEEA"), a member state of the Organization for Economic Cooperation and Development ("OECD") or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities

DEUT001S
and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

(ii) purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

(iii) purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

(iv) borrow money, except in amounts not to exceed 10% of the Fund's total assets (including the amount borrowed).

         The European Bond Fund is subject to an additional non-fundamental investment restriction: no more than 10% of the value of its total assets will be invested in equity securities (including warrants).

         All Funds. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with based on classifications used by Datastream, a provider of financial information databases and related services, or other sources Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

DIRECTORS, TRUSTEES AND OFFICERS

         The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:


DEUT001S

        DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST

Edward C. Schmults - Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to 1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, Vermont 05738.

Robert H. Wadsworth - President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.

Werner Walbroel - President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.


G. Richard Stamberger* **- Managing Director of Deutsche Morgan Grenfell
Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc., the New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is Deutsche Morgan Grenfell Investment Management Inc, 31 West 52nd Street, New York, NY 10019.

Christian Strenger* ** - Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.

                           OFFICERS OF THE CORPORATION

Brian A. Lee* **- President. President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994 - 1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey.

    Joseph Cheung* - Treasurer. Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Morgan Grenfell Inc.

DEUT001S

Treasurer of the CountryBaskets Index Fund, Inc. (1996-1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc. (since 1993).

Robert R. Gambee* - Secretary. Director of Deutsche Morgan Grenfell, Inc. (since
1992). First Vice President of Deutsche Morgan Grenfell, Inc. (1987 -1991).
1991).Treasurer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc.

Laura Weber* - Assistant Secretary and Assistant Treasurer. Associate of Deutsche Morgan Grenfell Inc. (since June, 1997). Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management.

* is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.

** Mr. Lee, Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and Adviser are indirect subsidiaries.

         The address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.

         The  Portfolio   Trust  does  not  have  officers,   but  instead  acts
exclusively through its Trustees and agent agents of the Portfolio Trust authorized by the Trustees.



DEUT001S



                               COMPENSATION TABLE
                          DIRECTORS OF THE CORPORATION



                              PENSION OR ESTIMATED
                                RETIREMENT TOTAL


                         AGGREGATE                   BENEFITS                 ESTIMATED                COMPENSATION
                         COMPENSATION                ACCRUED AS               ANNUAL                   FROM THE
                         FROM                        PART OF FUND             BENEFITS UPON            CORPORATION
                         THE CORPORATION             EXPENSES                 RETIREMENT               AND FUND
                                                                                                       COMPLEX*

Edward C.                $7,000                      None                     None                     $44,750
Schmults,
Director

Robert H.                $7,000                      None                     None                     $62,000
Wadsworth,
Director


Werner                   $7,000                      None                     None                     $46,250
Walbroel,
Director

G. Richard               None                         None                    None                     None
Stamberger*,
Director

Christian                None                        None                     None                     None
Strenger,
Director



DEUT001S


                                                COMPENSATION TABLE
                                          TRUSTEES OF THE PORTFOLIO TRUST


                                                     PENSION OR
                                                     RETIREMENT                                        ESTIMATED
                         AGGREGATE                   BENEFITS                 ESTIMATED                TOTAL
                         COMPENSATION                ACCRUED AS               ANNUAL                   COMPENSATION
                         FROM THE                    PART OF FUND             BENEFITS UPON            FROM THE
                         PORTFOLIO TRUST             EXPENSES                 RETIREMENT               CORPORATION
                                                                                                       PORTFOLIO
                                                                                                       TRUST AND
                                                                                                       FUND COMPLEX*

Edward C.                $7,000                      None                     None                     $44,750
Schmults,
Trustee

Robert H.                $7,000                      None                     None                     $62,000
Wadsworth,
Trustee
 Trustee


Werner                   $7,000                      None                     None                      $46,250
Walbroel,
Trustee

G. Richard               None                        None                     None                     None
Stamberger*,
Trustee

Christian                None                        None                     None                     None
Strenger,
Trustee



* The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

         The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses which is are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

         The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.


DEUT001S

         Neither the Corporation nor the Portfolio Trust requires employees and none of the Corporation's officers devote full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

Fund Ownership. On the date of this Statement of Additional Information, the Directors of the Corporation, Trustees of the Portfolio Trust and officers of the Corporation as a group beneficially owned no outstanding shares of the Corporation and none of the beneficial interests in any Portfolio of the Portfolio Trust. As of the same date, no person owned 5% or more of the outstanding voting stock of a Fund or a any series of the Corporation or any Portfolio except the Corporation owned 100% of the outstanding beneficial interests in each Portfolio and Edgewood Services, Inc. owned 100% of the outstanding voting shares of each Fund.

MANAGER

         The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

         Pursuant to an investment management agreement with the Portfolio Trust with respect to each Portfolio (the "Management Agreement"), DFM acts as investment manager to each Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of each Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides each Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to each Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

         The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any

DEUT001S
loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

         As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing three Top 50 Portfolios) and each Bond Portfolio, which is computed daily and may be paid monthly, equal to 1.00%, 0.85% and 0.75%, respectively, of the average daily net assets of such Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

         The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management
Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for each Portfolio.

ADVISER

         DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997 on behalf of the Portfolio Trust with respect to each Portfolio except Top 50 US Portfolio with DWS International Portfolio Management GmbH and with respect to Top 50 US Portfolio with Deutsche Asset Morgan Grenfell Investment Management North America Inc. ("DAMNA") ("DMGIM"). It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of its respective Portfolio(s), arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions.

         The DWS Adviser and DAMNA DMGIM Adviser are each an indirect subsidiary of Deutsche Bank AG. For these services, the respective Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75%, 0.60% and 0.50% of the average daily net assets of each of Top 50 World, Top 50 Europe and

DEUT001S

Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing Top 50 Portfolios) and each Bond Portfolio, respectively, on an annualized basis for the Portfolio's then-current fiscal year.


     The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate with respect to a Portfolio automatically if assigned or if the Management Agreement is terminated with respect to that Portfolio and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the relevant Adviser and by each Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

ADMINISTRATOR

         Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator of the Funds, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

         The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to each Fund has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Fund on 60 days' written notice to Federated Services Company. The agreement is terminable

DEUT001S
by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

         As Administrator of the Funds, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator of the Funds will receive a minimum fee of $75,000 per Fund annually.

OPERATIONS AGENT

         Under  an  operations   agency   agreement  with  the  Portfolio  Trust
("Operations Agent Agency Agreement"), Federated Services Company serves as operations agent to the Portfolios ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolios, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) prepares performs internal audit examinations (iii) prepare prepares expense projections; (iv) prepares materials to for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

         The Operations Agent Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to each Portfolio has a minimum an initial term of three years. Thereafter, the Operations Agent Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agent Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

         As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum

DEUT001S

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



aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent.

ADMINISTRATIVE AGENT

         Under an administration agreement with the Portfolio Trust ("Administrative Agent("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolios ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolios, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii)
maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) filing files tax returns and (ix) maintains an investor register.

         The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to each Portfolio has a minimum an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administrative Agent Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administrative Agent Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

         As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and may be paid monthly, at the annual rate of 0.025% of the average daily net assets of each Portfolio up to $200 million, 0.02% of the average daily net assets of each Portfolio greater than $200 million and less than $800 million, and 0.01% of the average daily net assets of each Portfolio greater than $1 billion for the Portfolio's then-current fiscal year. The Administrative Agent will receive a minimum fee of $40,000 per Portfolio for the first full year of operation, $45,000 for the second year of operation, and $50,000 for the third year of operation. $5,000.

DISTRIBUTOR

         The distribution agreement (the "Distribution Agreement")(dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is

DEUT001S
specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Fund, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities"
(as  defined in the 1940 Act) of the Fund (see  "Additional  Information").  The
Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of a Fund on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

         The Distributor is not obligated to sell any specific number of shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares are subject to a service plan (the "Service Plan").

         Under the Distribution Plan, Class B Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

         The Distribution Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation has been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class B Shares of a Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Class B Shares of that Fund.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

DEUT001S

         Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Corporation are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036. The independent accountants of the Portfolio Trust are Price Waterhouse, First Home
Tower, British- American Center, Dr. Roy's Drive, George Town, Grand Cayman, BWI. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

PURCHASE OF SHARES

         Except under certain circumstances described in a Fund's Prospectus, Shares are sold at their net asset value (plus a sales charge on Class A Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in each Prospectus under "Purchase of Shares."

Conversion to Federal Funds. It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

REDEMPTION OF SHARES


DEUT001S

         Each Fund redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in each Fund's Prospectus under "Redemption of Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

         Class B Shares redeemed within six years of purchase and applicable Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in a Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in a Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

         Since portfolio securities of each Portfolio may be traded on foreign exchanges which trade on Saturdays or on holidays on which a Fund will not make redemptions, the net asset value of each class of Shares of a Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.

Redemption in Kind. Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be, valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

         Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Elimination of the Contingent Deferred Sales Charge. The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12 month holding requirement for any new Class B

DEUT001S

Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

EXCHANGE OF SHARES

         An investor may exchange shares from any series of the Deutsche Family of Funds, Inc. (a "Deutsche Fund") into any other Deutsche Fund, as described under "Exchange of Shares" in each Fund's Prospectus. For complete information, the prospectus as it relates to each Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of a Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

         Each Fund computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

         The net asset value of a Fund is equal to the value of such Fund's investment in its corresponding Portfolio (which is equal to that Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

Fixed Income Securities. The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and
(ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio

DEUT001S
securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

Other Securities. The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 P.M. or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

         Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 P.M., New York time. Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 P.M., New York time. Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of

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                                                        38
the Corporation and the Portfolio Trust - Performance Information" in the Prospectus.

         Total Return Quotations. As required by regulations of the SEC, the annualized total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by a Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Average annual total return for each class of Shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

         Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Shares redeemed.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Yield. The yield for each class of Shares of the Funds is determined by dividing the net investment income per share (as defined by the SEC) earned by any class of Shares over a 30-day period by the maximum offering price per share of the respective class on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders.

         To the extent that Financial Intermediaries and broker-dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

         General. The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not

DEUT001S
provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising a Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         Information and Comparisons Relating to the Funds, Secondary Market Trading, Net Asset Size, Performance And Tax Treatment. Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

         Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

         Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

         Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

         Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or

DEUT001S
business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

         Information on the performance of a Fund on the basis of changes in net asset value per fund share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

         Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

         Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of the


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



o European Mid-Cap Fund may be compared to [] the DAX Composite Index ("CDAX"), Financial Times ("FT")/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index ("DAX"), DAX Mid-Cap, and Morgan Stanley Capital Index ("MSCI")-Europe Index o German Equity Fund may be compared to [] DAX, CDAX, MSCI-Europe Index, and FT-Europe Index o Japanese Equity Fund may be compared to
[] Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and MSCI Japan Index o Global Bond Fund may be compared to [] JPM Global Government Bond Index, and Salomom Brothers World Government Bond Index o European Bond Fund may be compared to [] JPM European Government Bond Index, Salomon Brothers European World Government Bond Index, and EFFAS Government Bond Index o Top 50 World may be compared to [] MSCI-World Index o Top 50 Europe may be compared to [] MSCI-Europe Index o Top 50 Asia may be compared to [] MSCI Combined Far East Index and MSCI Combined Far East ex Japan Index o Top 50 US may be compared to [] Standard & Poor's 500 Index

         Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

         Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

         Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

         Past results may not be indicative of future performance. The investment return and net asset value of shares of each Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO TRANSACTIONS

     The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its

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



portfolio manager who is an employee of the Adviser. The portfolio manager may serve other clients of the Adviser in a similar capacity.

     The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

     The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

     In  certain  instances  there may be  securities  that are  suitable  as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale

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



orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

TAXES

         The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "The Fund -- Dividends and Distributions" and "-- Taxes".

United States Taxation

         General. Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other
RICs). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. Legislation recently passed by Congress would, if enacted, eliminate the short-short rule described above in clause (b). There can be no assurance that such legislation will be enacted or, if enacted, what the effective date of such legislation will be.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such

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



December 31 so long as the dividend is actually paid by the Fund during January of the following calendar year.

         If a Portfolio purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirement set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund. Under proposed Regulations, if finalized, or proposed legislation, if enacted, the Fund could instead elect to mark-to-market the shares annually, in which case the treatment provided in the first sentence above also would not apply.

         Gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses, if any, on the disposition of debt securities held by a Portfolio and denominated in foreign currency are also treated as ordinary income or loss to the extent such gains or losses are attributable to fluctuations in exchange rates between the acquisition and disposition dates. These gains and losses increase or decrease the amount of the Fund's net investment income available for distribution rather than its net capital gains.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. "Straddles" may also result in the loss of the holding period of underlying securities for purposes of the 30% gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Dividends paid from net investment income will generally be taxable to a shareholder as ordinary income. Regardless of the length of time a shareholder has held his shares, distributions designated as being from a Fund's net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the shareholder's basis in his shares and as a capital gain thereafter.


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



         Foreign Taxes. As set forth in the Prospectus under "Taxation," the Funds are expected to be subject to foreign withholding and other taxes with respect to income received from sources within certain foreign countries. Each Fund (except the Top 50 US) that is liable for foreign income taxes, including such withholding taxes, expects to meet the requirements of the Code for "passing through" to its shareholders the foreign taxes paid, but there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, its corresponding Fund may elect to treat the proportionate share of foreign income taxes paid by the Fund as paid directly by the Fund's shareholders. If the Fund elects to pass through foreign taxes to the shareholders, no deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions and no deduction is available in computing an individual shareholder's shareholder's alternative minimum tax liability. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources , however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of his proportionate share of the foreign income taxes paid by a Portfolio.

         Additionally, Congress has passed legislation under which the foreign tax credit for taxes withheld with respect to dividends received by a Portfolio would be disallowed if the Portfolio has not held the shares of the foreign corporation for a 16-day period (or 46-day period in the case of preferred shares) overlapping the dividend payment date and during which the Portfolio is not protected from risk of loss. If the Fund elects to pass through foreign taxes to the shareholders, the proposed legislation would also deny such credit where the shareholder of the Fund does not satisfy the above holding requirement with respect to its shares in the Fund. There can be no assurances as to whether such legislation will be enacted into law, and, if so, what its effective date might be.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular

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



circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Foreign Shareholders. Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Taxation" in the Prospectus. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Reports to Shareholders. The Fund will make annual reports of the federal income tax status of distributions to owners of shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains and, if the Fund elects to pass through foreign taxes, the shareholder's portion of the foreign income taxes paid to each country and the portion of the dividends that represents income derived from sources within each country.

         The foregoing discussion is based on U.S. federal tax laws in effect on
the  date  hereof.   These  laws  are  subject  to  change  by   legislative  or
administrative action, possibly with retroactive effect.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Prospective investors in shares of a Fund

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                                                        47
should consult their own tax advisers as to the tax consequences of investing in such shares, including the consequences under state, local and other tax laws.

DESCRIPTION OF SHARES

         The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 17,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Corporation currently consists of nine eleven such series and two classes of shares for each Fund known as Class A Shares and Class B Shares. In addition, a tenth series has four classes known as DB Class, Institutional Class, Class A and Class B.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional shares.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which

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



he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

         Telephone calls to any Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.


DEUT001S

                              DEUTSCHE FUNDS, INC.
                       STATEMENT OF ASSETS & LIABILITIES
                               SEPTEMBER 17, 1997

                                                                       Deutsche  Deutsche  Deutsche  Deutsche  Deutsche
                               Deutsche  Deutsche  Deutsche  Deutsche  European   German   Japanese   Global   European
                                Top 50    Top 50    Top 50    Top 50    Mid-Cap   Equity    Equity     Bond      Bond
                                 World    Europe     Asia       US       Fund      Fund      Fund      Fund      Fund
ASSETS:
  Investment in corresponding
    Deutsche Portfolio........  $11,112   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111
  Deferred organization
    expenses (Note 1).........   10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043
                                -----------------------------------------------------------------------------------------
     Total Assets.............   21,155    21,154    21,154    21,154    21,154    21,154    21,154    21,154    21,154
                                -----------------------------------------------------------------------------------------
LIABILITIES

  Organization expenses
    payable...................   10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043
                                -----------------------------------------------------------------------------------------
     Total Liabilities........   10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043    10,043
                                -----------------------------------------------------------------------------------------
     Net Assets...............  $11,112   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111
                                =========================================================================================

Shares outstanding
  ($.001 par value)...........   888.96    888.88    888.88    888.88    888.88    888.88    888.88    888.88    888.88
                                =========================================================================================
Net Asset Value per share.....   $12.50    $12.50    $12.50    $12.50    $12.50    $12.50    $12.50    $12.50    $12.50
                                =========================================================================================
COMPOSITION OF NET ASSETS
  Capital stock...............  $     1   $     1   $     1   $     1   $     1   $     1   $     1   $     1   $     1
  Paid in capital.............   11,111    11,110    11,110    11,110    11,110    11,110    11,110    11,110    11,110
                                -----------------------------------------------------------------------------------------
     Net Assets,
       September 17, 1997.....  $11,112   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111   $11,111
                                =========================================================================================


                        See Notes to Financial Statement.

DEUTSCHE FUNDS, INC.
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 17, 1997

Note 1 - General

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively the "Funds"). The accompanying financial statement and notes relate to nine of these Funds which are: Deutsche Top 50 World; Deutsche Top 50 Europe; Deutsche Top 50 Asia; Deutsche Top 50 US; Deutsche European Mid-Cap Fund; Deutsche German Equity Fund and Deutsche Japanese Equity Fund (collectively, the "Equity Funds"); and Deutsche Global Bond Fund and Deutsche European Bond Fund (collectively, the "Bond Funds").

Each of the Funds will seek to achieve their respective investment objective by investing substantially all of their assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust") having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio").

The Company has not retained the services of an investment adviser since the Funds will seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolio of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Funds and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Funds (the "Distributor").

Each Fund will absorb daily a pro-rata portion of its corresponding Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Additionally, each Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plan.

The Company has had no operations through September 17, 1997, other than those relating to organizational matters and the sale of 888.88 Class A shares for $11,111 by each Fund, except for Deutsche Top 50 World which sold 888.96 Class A Shares for $11,112, to Edgewood. Organization expenses incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Funds.

Note - 2 Commitments and Related Agreements

The Company intends to retain the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually after the second full year of the Company's operations.

The Company intends to enter into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of each Fund. The Company intends to adopt a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B Shares are subject to the Distribution Plan and Class A Shares and Class B Shares are subject to the Service Plan. Under the Distribution Plan, Class B Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Fund. Under the Service Plan, each Fund will pay to DFM, for the provision of certain services to the holders of Class A Shares and Class B Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of Shares.

Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for each Fund. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood Services Inc. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Funds.

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1998, or until the average daily net assets of such Fund exceed $25 million, whichever occurs first, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average daily net assets of Class A Shares of the Equity Funds, the Class B Shares of the Equity Funds, the Class A Shares of the Bond Funds and Class B Shares of the Bond Funds, respectively, with the exception of Deutsche Top 50 US for which DFM has voluntarily agreed to maintain its expenses at 1.50% and 2.25% of average daily net assets for Class A and Class B Shares, respectively.

Report of Independent Accountants

To the Shareholder and Board
of Directors of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche Top 50
World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund and Deutsche European Bond Fund (nine of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at September 17, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
September 19, 1997

                               DEUTSCHE PORTFOLIOS
                       STATEMENT OF ASSETS & LIABILITIES
                               SEPTEMBER 17, 1997

                                Top 50    Top 50    Top 50    Top 50                       Japanese   Global   European
                                 World    Europe     Asia       US     Provesta   Investa   Equity     Bond      Bond
                               Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio
                                  (US       (US       (US       (US       (US       (US       (US       (US       (US
                                Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)
ASSETS:
  Cash........................  $11,114   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112
  Deferred organization
    expenses (Note 1)            52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957
                                ------------------------------------------------------------------------------------------
     Total Assets.............   64,071    64,069    64,069    64,069    64,069    64,069    64,069    64,069    64,069
                                ------------------------------------------------------------------------------------------
LIABILITIES
  Organization expenses
    payablE...................   52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957
                                ------------------------------------------------------------------------------------------
     Total Liabilities........   52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957
                                ------------------------------------------------------------------------------------------
     Net Assets...............  $11,114   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112
                                ==========================================================================================


                       See Notes to Financial Statement.

DEUTSCHE PORTFOLIOS
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 17, 1997

1 - GENERAL

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to nine of these Portfolios which are Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) (collectively, the "Equity Portfolios"), and Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (collectively, the "Bond Portfolios").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche
Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolios have had no operations through September 17, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to Deutsche Funds, Inc. (the "Deutsche Funds") and Edgewood Services Inc., ("Edgewood"), distributor of the Deutsche Funds:


                                                                     INITIAL INTEREST
PORTFOLIO                 INITIAL INTEREST TO DEUTSCHE FUND   AMOUNT    TO EDGEWOOD   AMOUNT
---------                 ---------------------------------   ------    -----------   ------
Top 50 World
  Portfolio (US Dollar)   Deutsche Top 50 World               $11,112   Edgewood        $2
Top 50 Europe
  Portfolio (US Dollar)   Deutsche Top 50 Europe              $11,111   Edgewood        $1
Top 50 Asia
  Portfolio (US Dollar)   Deutsche Top 50 Asia                $11,111   Edgewood        $1
Top 50 US
  Portfolio (US Dollar)   Deutsche Top 50 US                  $11,111   Edgewood        $1
Provesta
  Portfolio (US Dollar)   Deutsche European Mid-Cap Fund      $11,111   Edgewood        $1
Investa
  Portfolio (US Dollar)   Deutsche German Equity Fund         $11,111   Edgewood        $1
Japanese Equity
  Portfolio (US Dollar)   Deutsche Japanese Equity Fund       $11,111   Edgewood        $1
Global Bond
  Portfolio (US Dollar)   Deutsche Global Bond Fund           $11,111   Edgewood        $1
European Bond
  Portfolio (US Dollar)   Deutsche European Bond Fund         $11,111   Edgewood        $1


The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Bond Portfolios is to achieve steady, high income.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization expenses of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.

2 - COMMITMENTS AND RELATED AGREEMENTS

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

         Top 50 World Portfolio (US Dollar)      1.00%
         Top 50 Europe Portfolio (US Dollar)     1.00%
         Top 50 Asia Portfolio (US Dollar)       1.00%
         Top 50 US Portfolio (US Dollar)         0.85%
         Provesta Portfolio (US Dollar)          0.85%
         Investa Portfolio (US Dollar)           0.85%
         Japanese Equity Portfolio (US Dollar)   0.85%
         Global Bond Portfolio (US Dollar)       0.75%
         European Bond Portfolio (US Dollar)     0.75%

DFM has retained the services of DWS International Portfolio Management GmbH ("DWS") as investment adviser of the Portfolios other than the Top 50 US Portfolio (US Dollar). Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") is the investment adviser of the Top 50 US Portfolio (US Dollar). The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services DWS and DMGIM receive a fee paid from DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Additionally, Federated Services Company will receive, in its capacity as Administrator and Transfer Agent of the Deutsche Funds and as Operating Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of $5000 per each Portfolio.

Report of Independent Accountants

To the Initial Interest Holders and Board of Trustees of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (nine of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 17, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 19, 1997

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

DEUT001S

APPENDIX A

                       FUNDS AND CORRESPONDING PORTFOLIOS

         The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in the corresponding non-diversified, open-end management investment company (each, a "Portfolio" and collectively the "Portfolios") listed below:

Top 50 World              Top 50 World Portfolio (US Dollar)
                           ("Top 50 World Portfolio")
Top 50 Europe             Top 50 Europe Portfolio (US Dollar)
                           ("Top 50 Europe Portfolio")
Top 50 Asia               Top 50 Asia Portfolio (US Dollar)
                            ("Top 50 Asia Portfolio")
Top 50 US                  Top 50 US Portfolio (US Dollar)
                            ("Top 50 US Portfolio")
(collectively, the "Top 50 Funds") (collectively, the "Top 50 Portfolios")

European Mid-Cap Fund             Provesta Portfolio (US Dollar)
                                  ("Provesta Portfolio")
German Equity Fund                Investa Portfolio (US Dollar)
                                  ("Investa Portfolio")
Japanese Equity Fund              Japanese Equity Portfolio (US Dollar)
                                 ("Japanese Equity Portfolio")
(collectively with the Top 50     (collectively with the Top 50 Portfolios,
 Funds, the "Equity Funds")          the "Equity Portfolios")

Global Bond Fund              Global Bond Portfolio (US Dollar)
                              ("Global Bond Portfolio")
European Bond Fund            European Bond Portfolio (US Dollar)
                              ("European Bond Portfolio")
(collectively, the Bond Funds)(collectively, the Bond Portfolios)


DEUT001S

APPENDIX B - Description of Security Ratings

STANDARD & POOR'S
Corporate and Municipal Bonds

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

MOODY'S
Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DEUT001S

DEUT028I



                       STATEMENT OF ADDITIONAL INFORMATION


                           DEUTSCHE MONEY MARKET FUNDS


              FEDERATED INVESTORS TOWER, PITTSBURGH, PA 15222-3779

==============================================================================

         The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund") (collectively, the "Funds"), each is a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.


         The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in US Money Market Portfolio (US Dollar) (the "Portfolio"), a diversified, open-end management investment company. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments.

         The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective as the Funds. There can be no assurance that the Funds or the Portfolio will achieve their investment objective.

         The Class A and Class B Fund offers two classes of shares, Class A shares and Class B shares (individually and collectively referred to as "Shares" as the context may require). Class A shares are offered at net asset value; Class B shares are designed primarily for temporary investment as part of a special investment program in Class B shares, and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.


         Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of the Portfolio. Deutsche Asset Management North America Inc. ("DMGIM") is the investment adviser (the "Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus dated

[DATE] 1997, a copy of which may be obtained from the Corporation at the address noted, above.

         THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS [DATE,] 1997.

                                TABLE OF CONTENTS

                                          CROSS-REFERENCE
                                          TO PAGE IN PROSPECTUS    PAGE

Investment Objective and Policies
Investment Restrictions
Directors, Trustees and Officers
Manager
Adviser
Administrator
Operations Agent
Administrative Agent
Distributor
Transfer Agent, Custodian and Fund Accountant
Independent Accountants
Purchase of Shares
Redemption of Shares
Net Asset Value; Redemption in Kind
Computation of Performance
Portfolio Transactions
Federal Taxes
Description of Shares
Additional Information
Bond, Note and Commercial Paper Ratings
Financial Statements

INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Funds' Prospectus concerning the investment objective, policies and techniques of the Portfolio.

         LOANS OF PORTFOLIO SECURITIES. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the

Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio.

INVESTMENT RESTRICTIONS

         The investment restrictions of the Funds and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Funds also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Funds unless the context requires otherwise.

         The investment restrictions below have been adopted by the Corporation with respect to the Funds as indicated and by the Portfolio Trust with respect to the Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or the Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof are amended or modified, each Fund and the Portfolio may not (except that the Corporation may invest all of each Fund's assets in the Portfolio):

         (1) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;


         (2) enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

         (3) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing.

         Neither the Portfolio nor the Corporation on behalf of the Funds, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements;

         (4) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

         (5) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would equal or exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

         (6) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;

         (7) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

         (8) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

         (9) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

         (10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

         (11)     acquire securities of other investment companies;

         (12)     act as an underwriter of securities; or

         (13) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


         NONFUNDAMENTAL RESTRICTIONS. In order to comply with certain federal statutes and policies neither the Portfolio nor the Funds, may as a matter of operating policy (except that each Fund may invest all of the its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) borrow money at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value), (ii) purchase securities issued by any investment company if such purchase at the time thereof would cause more than 5% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer, would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer and all other investment companies or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, or (iii) invest more than 10% of its net assets in securities (valued at the greater of cost or market value) that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements and fixed time deposits having maturities of more than 7 days, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. Except with respect to Fundamental Investment Restriction No. 2 above and the limitation on the Portfolio's obligations created by reverse repurchase agreements, described in the Prospectus under "Investment Objectives, Policies and Restrictions - Reverse Repurchase Agreements," a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Funds' and the Portfolio's investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Funds, that the Portfolio will adhere to the more restrictive limitation.

         The Funds will comply with Rule 2a-7 under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule.

         Currently, pursuant to Rule 2a-7, the Funds may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description to the ratings of some NRSROs appears in the Appendix attached hereto.

         Under Rule 2a-7 each Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, each Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

DIRECTORS, TRUSTEES AND OFFICERS

         The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

        DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST


Edward C. Schmults - Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to 1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, Vermont 05738.

Robert H. Wadsworth - President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.

Werner Walbroel - President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.

G. Richard Stamberger* **- Managing Director of Deutsche Morgan Grenfell Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is Deutsche Morgan Grenfell Investment Management Inc, 31 West 52nd Street, New York, NY 10019.

Christian Strenger* ** - Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.


                           OFFICERS OF THE CORPORATION

Brian A. Lee* ** - President. President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994 - 1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for
Children.  Trustee, Valley Hospital.  Director, Capital Sources
Board, State of New Jersey.


Joseph Cheung* - Treasurer. Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Morgan Grenfell Inc. Treasurer of the CountryBaskets Index Fund, Inc. (1996-1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc. (since 1993).

Robert R. Gambee* - Secretary. Director of Deutsche Morgan Grenfell, Inc. (since
1992). First Vice President of Deutsche Morgan Grenfell, Inc. (1987 - 1991). Treasurer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc.

Laura Weber* - Assistant Secretary and Assistant Treasurer. Associate of Deutsche Morgan Grenfell Inc. (since June, 1997). Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management.

* is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.

** Mr. Lee, Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and Adviser are indirect subsidiaries.

         The address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.


         The Portfolio Trust does not have officers, but instead acts exclusively through its Trustees and agents of the Portfolio Trust authorized by the Trustees.

                               COMPENSATION TABLE
                          DIRECTORS OF THE CORPORATION

                       AGGREGATE COMPENSATION FROM   ESTIMATED TOTAL
                       THE CORPORATION               COMPENSATION FROM THE
                                                     CORPORATION AND FUND
                                                     COMPLEX*


Edward C. Schmults,       $7,000                      $44,750
Director

Robert H. Wadsworth,
Director                  $7,000                      $62,000


Werner                    $7,000                      $46,250
Walbroel,
Director


G. Richard Stamberger*,
Director                  None                         None


 Christian               None                         None
Strenger,
Director

===============================================================================

                               COMPENSATION TABLE
                         TRUSTEES OF THE PORTFOLIO TRUST





                          AGGREGATE COMPENSATION      ESTIMATED TOTAL
                          FROM THE PORTFOLIO TRUST    COMPENSATION FROM THE
                                                      CORPORATION AND FUND
                                                      COMPLEX*

Edward C. Schmults,       $7,000                      $44,750
Trustee

Robert H. Wadsworth,      $7,000                      $62,000
Trustee


Werner Walbroel,          $7,000                      $46,250
Trustee

G. Richard                 None                          None
Stamberger*,
Trustee

Christian  Strenger,       None                          None
Trustee

===============================================================================

* The Fund Complex consists of the Corporation, the Portfolio
Trust, The New Germany Fund, Inc., The Central European Equity

Fund, Inc. and The Germany Fund, Inc.

         The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

         The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

         Neither the Corporation nor the Portfolio Trust requires employees and none of the Corporation's officers devote full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.


FUND OWNERSHIP. On the date of this Statement of Additional Information, the Directors of the Corporation, Trustees of the Portfolio Trust and officers of the Corporation as a group beneficially owned no outstanding shares of the Corporation and none of the beneficial interests in any Portfolio of the Portfolio Trust. As of the same date, no person owned 5% or more of the outstanding voting stock of any series of the Corporation or any Portfolio except the Corporation owned 100% of the outstanding beneficial interests in each Portfolio and Edgewood Services, Inc. owned 100% of the outstanding voting shares of each Fund.


MANAGER

         The investment manager to the Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

         Pursuant to an investment management agreement with the Portfolio Trust with respect to the Portfolio ("Management Agreement"), DFM acts as investment manager to the Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of the Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides the Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to the Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

         The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

         As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM and the Adviser have agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See also "Expenses" in the Prospectus.

         The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for the Portfolio.

ADVISER


         DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997 with DMGIM on behalf of the Portfolio Trust with respect to the Portfolio and certain other portfolios of the Portfolio Trust. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions.


         The Adviser is an indirect subsidiary of Deutsche Bank AG. For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.


         The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate automatically if assigned or if the Management Agreement is terminated and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
See "Additional Information."

ADMINISTRATOR

         Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

         The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to the Funds has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Funds on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

         As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager, the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of its fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses."

OPERATIONS AGENT

         Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolio ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolio, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations
(iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers;
(vi) conducts compliance training for the Adviser; and (vii) prepares investor meeting materials.

         The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable with respect to the Portfolio by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

         As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. See "Expenses" in the

Prospectus.

ADMINISTRATIVE AGENT

         Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolio ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolio, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns and
(ix) maintains an investor register.

         The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement.


         As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which may be paid monthly, at the annual rate of $5,000.


DISTRIBUTOR

         The distribution agreement (the "Distribution Agreement")(dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Funds at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds (see "Additional Information"). The Distribution Agreement is terminable with respect to the Funds by the Corporation's Directors or shareholders of the Funds on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

         The Distributor is not obligated to sell any specific number of shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B Shares of the Class A and Class B Fund are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares of the Class A and Class B Fund are subject to a service plan (the "Service Plan").

         Under the Distribution Plan, Class B Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Class A and Class B Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Class A and Class B Fund subject to the Distribution Plan.
 A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

         The Distribution Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation has been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class A and Class B Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Shares of the Fund.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

         Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for the Funds. As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of the Funds' and the Portfolio's assets. Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolio including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

The Transfer Agent, Custodian and Fund Accountant each has agreed to waive fees and/or reimburse expenses with respect to the Class Y Fund for its first year of operations. See "Expenses" in the Prospectus.

INDEPENDENT ACCOUNTANTS


         The independent accountants of the Corporation are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036. The independent accountants of the Portfolio Trust are Price Waterhouse, Kaya W.F.G. (Jombi) Mensing 18, P.O. Box 46, Curacao, Netherlands Antilles. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Funds or Portfolio, as the case may be.

PURCHASE OF SHARES

         Shares are sold at their net asset value on days the New York Stock Exchange and Federal Reserve Bank are open for business. The procedure for purchasing Shares is explained in the Prospectus under "Purchase of Shares."

CONVERSION TO FEDERAL FUNDS. It is the policy of each Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

REDEMPTION OF SHARES

         The Funds redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in the Funds' Prospectus under "Redemption of Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

         Class B Shares redeemed within six years of purchase (determined with reference to the date of purchase of the Class B shares of the Deutsche Fund from which the shareholder exchanged) may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of the original purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in the Class A and Class B Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in the Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

REDEMPTION IN KIND. Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Funds' portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be, valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

         Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12 month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

EXCHANGE OF SHARES


         An investor may exchange shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into shares of the same class of any other Deutsche Fund, as described under "Exchange of Shares" in the Funds' Prospectus. Class A Shares, when exchanged into another Deutsche Fund, may incur a sales load at the time as required by that Deutsche Fund. For complete information, the prospectus relating to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.


NET ASSET VALUE

         The net asset value of each of the Funds' shares is determined each day the New York Stock Exchange is open for regular trading and the Federal Reserve Bank is open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of each share of the Funds is made once during each such day as of 3:00 p.m. (Eastern time) by subtracting from the value of each Fund's total assets (I.E., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of each share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share class and each Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Corporation and the Portfolio Trust employ specific investment policies and procedures to accomplish this result.


         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Funds is determined. The value of each Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Funds' shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio Trust have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio Trust, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio Trust will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio Trust will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

         Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio Trust determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio Trust; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days (792 in the case of U.S. Government securities); (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

         It is expected that the Funds will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of the Corporation and the Portfolio Trust - Performance Information" in the Prospectus.

         YIELD. The current and effective yield for each class of Shares of the Funds may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. In addition, the Corporation may use an effective annualized yield quotation for the Funds computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         GENERAL. The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in either Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or averages or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         The performance of the Funds may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures.

         The yield should not be considered a representation of the yield of a Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

         Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

PORTFOLIO TRANSACTIONS

         The Adviser for the Portfolio places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

         The Adviser does not seek profits through short-term trading. However, it may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.

         Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, the Adviser intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate.
 In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

         Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Deutsche Bank AG may receive brokerage commissions from the Portfolio.

TAXES

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "THE FUNDS -- DIVIDENDS AND DISTRIBUTIONS" AND "-- TAXES".

         UNITED STATES TAXATION. Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other
RICs). As a RIC, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

         THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN SHARES OF THE FUNDS SHOULD CONSULT THEIR OWN TAX

ADVISERS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH SHARES, INCLUDING THE CONSEQUENCES UNDER STATE, LOCAL AND OTHER TAX LAWS.

DESCRIPTION OF SHARES


         The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Corporation currently consists of eleven such series and two classes of shares for each series except the Class Y Fund known as Class A Shares and Class B Shares.


         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional shares.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


         Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

         Telephone calls to a Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

                              DEUTSCHE FUNDS, INC.

                       STATEMENT OF ASSETS & LIABILITIES

                               SEPTEMBER 19, 1997



                                    Deutsche            Deutsche
                                       US           Institutional US
                                  Money Market        Money Market
                                      Fund                Fund
ASSETS:
  Investment in corresponding
    Deutsche Portfolio...........   $   100              $   100
  Deferred organization
    expenses (Note 1)............     5,022                5,022
                                    -------              -------
     Total Assets................     5,122              $ 5,122
                                    -------              -------
LIABILITIES

     Organization expenses
       payable...................     5,022                5,022
                                    -------              -------
     Total Liabilities...........     5,022                5,022
                                    -------              -------

                                    $   100              $   100
                                    =======              =======

Shares outstanding ($.001
  par value).....................   $100.00              $100.00
                                    =======              =======

Net Asset Value per share........   $  1.00              $  1.00
                                    =======              =======

COMPOSITION OF NET ASSETS
  Paid in capital................       100                  100
                                    -------              -------
     Net Assets, September 19,
       1997......................   $   100              $   100
                                    =======              =======

                       See Notes to Financial Statement.

DEUTSCHE FUNDS, INC.
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 19, 1997

NOTE 1 - GENERAL

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statement and notes relate to the Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund, (each a "Fund" and collectively the "Money Market Funds") each of which is, in effect, a separate mutual fund.

Each of the Money Market Funds will seek to achieve their respective investment objective by investing substantially all of their assets in the US Money Market Portfolio (US Dollar) (the "Portfolio", one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust")) having substantially the same investment objective of each of the Money Market Funds.

The Company has not retained the services of an investment adviser since the Money Market Funds will seek to achieve their investment objective by investing all of their investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Money Market Funds and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Money Market Funds. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Money Market Funds (the "Distributor").

Each Fund will absorb daily a pro-rata portion of the Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Additionally, the Deutsche US Money Market Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear their respective portion of the expenses under the Service and Distribution Plan.

The Company has had no operations through September 19, 1997, other than those relating to organizational matters and the sale of 100 Class A shares for $100 by each Fund to Edgewood. Organization expenses incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Money Market Funds.

NOTE - 2 COMMITMENTS AND RELATED AGREEMENTS

The Company intends to retain the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of each Fund's average daily net assets. If after the first year of operations of each Fund, the average net assets of the Portfolio have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year.

The Company intends to enter into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of the Funds. The Company intends to adopt a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B Shares are subject to the Distribution Plan and Class A Shares and Class B Shares are subject to the Service Plan. Under the Distribution Plan, Class B Shares of Deutsche US Money Market Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Deutsche US Money Market Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Deutsche US Money Market Fund.

Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for the Funds. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Funds.

DFM together with IBT Fund Services (Canada) Inc., its affiliates, and other service providers have voluntarily agreed that they will waive their fees and/or reimburse each Fund through at least one year from the Money Market Funds' commencement of operations, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.20% of the average daily net assets of Deutsche Institutional US Money Market Fund, and at not more than 0.55% and 1.30% of the average daily net assets of Class A Shares and Class B Shares, respectively, of the Deutsche US Money Market Fund.

Report of Independent Accountants

To the Shareholder and Board
of Directors of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund (two of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at September 19, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds'
management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
September 22, 1997

                               DEUTSCHE PORTFOLIOS

                       STATEMENT OF ASSETS & LIABILITIES

                               SEPTEMBER 19, 1997




                                                  US
                                              Money Market
                                         Portfolio (US Dollar)
ASSETS:
  Cash.................................        $   210
  Deferred organization
    expenses (Note 1)..................         52,957
                                               -------
     Total Assets......................         53,957
                                               -------
LIABILITIES
  Organization expenses payable........         52,957
                                               -------
     Total Liabilities.................         52,957
                                               -------

     Net Assets........................        $   210
                                               =======


                       See Notes to Financial Statement.

DEUTSCHE PORTFOLIOS
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 19, 1997


1 - GENERAL

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to the US Money Market Portfolio (US Dollar) (the "Portfolio").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche
Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolio has had no operations through September 19, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to the Deutsche US Money Market Fund and the Deutsche Institutional US Money Market Fund, two of the eleven funds constituting Deutsche Funds, Inc. (each a "Fund" and collectively the "Funds"), and Edgewood Services Inc. ("Edgewood"), distributor of the Funds:

                                                           INITIAL INTEREST
PORTFOLIO              INITIAL INTEREST TO DEUTSCHE FUND   AMOUNT             TO EDGEWOOD   AMOUNT
---------              ---------------------------------   ------             -----------   ------

US Money Market        Deutsche US
Portfolio (US Dollar)  Money Market Fund                   $100               Edgewood       $10

US Money Market        Deutsche Institutional
Portfolio (US Dollar)  US Money Market Fund                $100


The investment objective of the Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interests in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Funds of all or part of its Initial Interests in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolio.

2 - COMMITMENTS AND RELATED AGREEMENTS

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has retained the services of Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") as the investment adviser. The adviser is an indirect subsidiary of Deutsche Bank AG. As compensation for its services DMGIM receives a fee paid from DFM which is based on the average daily net assets of the Portfolio.

The Portfolio Trust intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.015% of the average daily net assets of the Portfolio. If after the first year of operations, the average net assets of the Portfolio have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.025% of the average daily net assets of the Portfolio.

Report of Independent Accountants

To the Initial Interest Holders and Board of Trustees of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of US Money Market Portfolio (US Dollar) (one of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 19, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 22, 1997

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

                                  Bond Ratings

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds rated Aaa are judged to be of the "best quality". Aa1 is the rating directly below Aaa, and then continues to Aa2, Aa3 to show relative strength within the rating category.

STANDARD & POOR'S CORPORATION ("S&P")

         AAA - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

                    Note and Variable Rate Investment Ratings

         Moody's - MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

         S&P - SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

                       Corporate Commercial Paper Ratings

         Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

         S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

                              Other Considerations

         Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.


         NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED THEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE FUNDS OR BY THE DISTRIBUTOR TO SELL OR SOLICIT ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTIONS.



DEUT028I

                                    PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a) Financial Statements included in Part A:

                      Not Applicable.

    Financial Statements included in Part B:

     All Funds and Portfolios, except Deutsche US Money Market Fund, Deutsche Institutional US Money Market Fund and US Money Market Portfolio
     (US Dollar):

     Statements of Assets & Liabilities at September 17, 1997
     Notes to Financial Statements, September 17, 1997

     Deutsche US Money Market Fund, Deutsche Institutional US Money Market Fund and US Money Market Portfolio (US Dollar):

     Statements of Assets & Liabilities at September 19, 1997
     Notes to Financial Statements, September 19, 1997

(b)  Exhibits:

               1 --     (a) Articles of Amendment and Restatement. (3)

                        (b) Articles of Amendment.(3)

               2 --     By-Laws of the Registrant.(1)

               3 --     Not Applicable.

               4 --     (a) Class A Specimen certificate.

                        (b) Class B Specimen certificate.

                            Additional rights of security holders are set forth in Articles Fifth and Twelfth of the Registrant's Articles of Incorporation and Articles I and V of the Registrant's By-Laws, which are filed as Exhibits 1 and 2, respectively, to this Registration Statement.

               5 --     Investment Advisory Agreement.(3)

                        (a) Investment Management Agreement

               6 --     (a) Distribution Agreement.(3)

                        (b) Mutual Funds Sales and Service Agreement.(3)

               7 --     Not Applicable.

               8 -- (i) Custodian Agreement between Investors Bank and Trust
                        Company and the Registrant.(3)

                   (ii) Custodian Agreement between Deutsche Portfolios and
                        Investors Bank and Trust Company.(3)

               9 -- (a) (i) Master Agreement for Administration Services
                            between Federated Services Company and the Registrant.(3)

                    (a)(ii) Administration Agreement between Deutsche
                            Portfolios and IBT Trust Company (Cayman) Ltd.(3)

                    (b) (i) Fund Accounting Agreement between IBT Fund Services
                            (Canada) Inc. and the Registrant.(3)

                    (b)(ii) Fund Accounting Agreement between Deutsche
                            Porfolios and IBT Funds Services (Canada) Inc.(3)

                    (c) Services Agreement.(3)

                    (d) Operations Agency Agreement.(4)

              10 --    Opinion of Counsel (including consent).

              11 --    Independent auditors' consents.

              12 --    Not Applicable.

              13 -- Investment representation letters from initial shareholders.

              14 --    Not Applicable.

              15 --    Distribution and Services Plan. (3)

              16 --    Not Applicable.

              17(1-11) Financial Data Schedules.

              18 --    Multiple Class (Rule 18f-3) Plan.(3)

              99 --    Power of Attorney.

---------------------
(1) Incorporated by reference to the Registrant's registration statement on Form N-1A as filed with the Commission on May 23, 1997.
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A as filed with the Commission on August 1, 1997.
(3) Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's registration statement on Form N-1A as filed with the Commission on September 18, 1997.
(3) Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant's registration statement on Form N-1A as filed with the Commission on September 19, 1997.

Item 25.   Persons Controlled by or under Common Control with
           Registrant

           Immediately prior to the intial public offering of the shares of the Registrant, Edgewood Services, Inc., a New York corporation will own all of the outstanding shares of Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top
           50 U.S., Deutsche European Mid-Cap Fund, Deutsche German
           Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global
           Bond Fund, Deutsche European Bond Fund, Deutsche U.S.
           Money Market Fund and Deutsche Institutional U.S. Money
           Market Fund. Edgewood Services, Inc. may, therefore, be deemed to control the Registrant. The following entities may therefore be deemed to be under common control with the
           Registrant:

           Advanced Information Services, a Delaware business trust Federated Bank and Trust, a New Jersey bank
           Federated Administrative Services, a Delaware business trust Federated Shareholder Services Company, a Delaware business trust
           Retirement Plan Services Company of America, a Delaware business trust
           Federated Administrative Services, Inc., a Pennsylvania corporation
           FS Holdings Inc., a Delaware corporation
           Federated Services Company, a Pennsylvania corporation
           FII Holdings Inc., a Delaware corporation
           Federated Shareholder Services, a Delaware business trust
           FFSI Insurance Agency Inc., a Massachusetts corporation Federated Investors Insurance Inc., a Pennsylvania corporation Federated International Management Limited, an Irish limited liability company
           Federated Global Research Corp., a Delaware corporation Federated Investment Counseling, a Delaware business trust Federated Research, a Delaware business trust
           Federated Management, a Delaware business trust
           Federated Research Corp., a Maryland corporation
           Federated Advisers, a Delaware business trust
           Federated Investors Building Corp., a Pennsylvania corporation Federated Financial Services, Inc., a Pennsylvania corporation Federated Securities Corp., a Pennsylvania corporation Exchange Fund Research Corp, a Pennsylvania corporation Federated Investors Management Company, a Pennsylvania corporation
           Federated Investors, Inc., a Pennsylvania corporation

Each listed entity is wholly owned by Federated Investors, a Delaware business trust. Each listed entity is included in the consolidated financial statements of Federated Investors.

Item 26.  Number of Holders of Securities.

    Title of Class                            Number of Record Holders
     Common Stock Class A                       (as of September 22, 1997)

Deutsche European Mid-Cap Fund                         1
Deutsche German Equity Fund                            1
Deutsche Japanese Equity Fund                          1
Deutsche Global Bond Fund                              1
Deutsche European Bond Fund                            1
Deutsche Top 50 World                                  1
Deutsche Top 50 Europe                                 1
Deutsche Top 50 Asia                                   1
Deutsche Top 50 US                                     1
Deutsche US Money Market Fund                          1
Deutsche Institutional US Money Market Fund            1



    Title of Class                            Number of Record Holders
     Common Stock Class B                       (as of September 22, 1997)

Deutsche European Mid-Cap Fund                         0
Deutsche German Equity Fund                            0
Deutsche Japanese Equity Fund                          0
Deutsche Global Bond Fund                              0
Deutsche European Bond Fund                            0
Deutsche Top 50 World                                  0
Deutsche Top 50 Europe                                 0
Deutsche Top 50 Asia                                   0
Deutsche Top 50 US                                     0
Deutsche US Money Market Fund                          0
Deutsche Institutional US Money Market Fund            0

Item 27.          Indemnification

         Reference is made to Article EIGHTH of Registrant's Articles of Amendment and Restatement.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser.

Deutsche Fund Management, Inc. ("DFM"), DWS International Portfolio Management GmbH ("DWS-IPM") and Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM") are each indirect subsidiaries of Deutsche Bank AG.

Deutsche Fonds Holding GmbH ("DFH"), a holding company organized under German law, 93% owned by Deutsche Bank AG; sole shareholder of DFM (since 1/97); sole shareholder of DWS-IPM (since 5/97).

Deutsche Bank AG, a publicly-held global financial institution, trading on the Frankfurt Stock Exchange); sole shareholder of DFH (since 9/94).

Deutsche Bank North America Holding Corp. ("DBNAH"), a holding company organized under US law, 100% owned by Deutsche Bank AG; sole shareholder of Deutsche Bank U.S. Financial Markets Holding Corporation.

Deutsche Bank U.S. Financial Markets Holding Corporation, a holding company organized under US law, 100% owned by DBNAH; sole shareholder of DMGIM.

Brian A. Lee, President and Managing Director of DFM (since 1/97); President and Chief Operating Officer of Deutsche Bank Trust Company ("DBTC")(prior to 1997).

Christian Strenger, Chairman of the Board of Directors of DFM (since 1/97); Managing Director/Spokesman of DFH (since 9/94); Managing Director/Spokesman of DWS-IPM (since 5/97); Managing Director/Spokesman of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS-DGW)(since 8/91).

Udo Behrenwaldt, Director of DFM (since (5/97); Managing Director of DFH (since 9/94); Manager Director of DWS-IPM (since 5/97); Executive Director of DB Investment Management, S.A. (since 7/87); Managing Director of DWS-DGW (since 11/75).

Holger Naumann, Director of DFM (since 1/97); Head of Participations at DWS-DGW (since 12/95); Group Strategy Department at Deutsche Bank AG (prior to 12/95).

Bernd-Albrecht von Maltzan, Director of DFM (since 5/97); Divisional Board Member of Deutsche Bank AG (since 7/96); Managing Director of Deutsche Morgan Grenfell in Frankfurt and London (prior to 7/96).

Michael C. Lowengrub, Treasurer of DFM (since 1/97); Treasurer of DBTC (since 4/95); Director and Comptroller - Private Banking at Deutsche Bank AG-New York Branch (since 10/92).

Thomas A. Curtis, Secretary of DFM (since 1/97); Secretary of CB Management Corp. (since 2/96); Director and Counsel of Deutsche Bank AG-New York Branch (since 7/95).

Axel-Guenther Benkner, Managing Director of DWS-IPM (since 5/97); Managing Director of DFH (since 9/94); Managing Director of Deutsche
Vermoegensbildungsgesellschaft mbH (since 12/90); Managing Director of DWS-DGW (since 2/91).

Heinz-Wilheim Fesser, Senior Portfolio Manager of DWS-IPM (since 5/97); Fixed Income-Global at DWS-DGW (since 12/??).

Klaus Kaldmorgen, Senior Portfolio Manager of DWS-IPM (since 5/97); Equities-Global at DWS-DGW (since 12/??).

Klaus Martini, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Europe at DWS-DGW (since 7/84).

Elisabeth Weisenhorn, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Germany at DWS-DGW (since 11/85).

Reinhold Volk, Chief Financial Officer of DWS-IPM (since 6/97); Head of Controlling at DWS-DGW (sincec 10/86).

Mathias Geuckler, Chief Compliance Officer of DWS-IPM (since 6/97), Chief Compliance Officer of DWS-DGW (since 11/92).

Gerhard Seifried, Chief Operations Officer of DWS-IPM (since 6/97); Head of Fund Administration at DWS-DGW (since 10/85).

Guy Richard Stamberger, President, Chief Executive Officer and Director of DMGIM (since 10/94); Director of DBTC (since 4/95); Managing Director of Deutsche Bank Securities Corporation (prior to 10/94).

David Alan Zornitsky, Secretary and Treasurer of DMGIM (since 10/94); Assistant Vice President at Deutsche Bank Securities Corporation (prior to 10/94).

Item 29.          Principal Underwriters.

                  (a) Edgewood Services, Inc. ("Edgewood") the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: Excelsior Institutional Trust (formerly, UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), Excelsior Institutional Trust, FTI Funds, FundManager Portfolios, Marketvest Funds, Marketvest Funds, Inc., Old Westbury Funds, Inc., BT Advisor Funds, BT Pyramid Funds, BT Investment Funds and BT Institutional Funds.

                  (b) Set forth below are the names and positions of each Director and officer of Edgewood. The principal business address of these individuals is Federated Investors Tower, Pittsburgh, PA 15222. Unless otherwise specified, no officer or Director of Edgewood serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 Edgewood                         with the Registrant
-------------            ---------------------------      --------------------
Lawrence Caracciolo      Director, President,                    --
                         Edgewood Services, Inc.

Arthur L. Cherry         Director,                               --
                         Edgewood Services, Inc.

J. Christopher Donohue   Director,                               --
                         Edgewood Services, Inc.

Thomas P. Sholes         Director,                               --
                         Edgewood Services, Inc.

Ronald M. Petnuch        Vice President,                         --
                         Edgewood Services, Inc.

Thomas P. Schmitt        Vice President,                         --
                         Edgewood Services, Inc.

Ernest L. Linane         Assistant Vice President,               --
                         Edgewood Services, Inc.

S. Elliot Cohan          Secretary,                              --
                         Edgewood Services, Inc.

Thomas J. Ward           Assistant Secretary,                    --
                         Edgewood Services, Inc.

Kenneth W. Pegher, Jr.   Treasurer,                              --
                         Edgewood Services, Inc.


         (c)      Not Applicable.

Item 30.          Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         Deutsche Funds, Inc.
         2nd Federated Square
         Pittsburgh, PA  15222

         Edgewood Services, Inc.
         Federated Investors Tower
         Pittsburgh, PA  15222-3779
         (distributor)

         Federated Services Company
         Federated Investors Tower
         Pittsburgh, PA  15222-3779
         (administrator)

         Federated Shareholder Services Company
         Federated Investors Tower
         Pittsburgh, PA  15222-3779
         (transfer agent)

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, MA  02116
         (Custodian)

         IBT Fund Services (Canada) Inc.
         One First Place
         King Street West, Suite 2800
         P.O. Box 231
         Toronto, Ontario  M5X1C8
         (Fund Accountant)

Item 31.          Management Services.

         Other than as set forth under the caption "Management of the Corporation and the Portfolio Trust" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.          Undertakings.

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         (b) The Registrant undertakes to file a post-effective amendment, including financials, which need not be certified, within four to six months following the commencement of operations of each of its series. The financial statements included in such amendment will be as of and for the time period ended on a date reasonably close or as soon as practicable to the date of the amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized in New York, New York on the 23rd day of September, 1997.


                                     DEUTSCHE FUNDS, INC.

                                     By /S/ BRIAN A. LEE
                                            Brian A. Lee
                                            President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title


EDWARD C. SCHMULTS*                            Director
Edward C. Schmults



ROBERT A. WADSWORTH*                           Director
Robert A. Wadsworth



WERNER WALBROEL*                               Director
Werner Walbroel



G. RICHARD STAMBERGER*                         Director
G. Richard Stamberger



CHRISTIAN STRENGER*                            Director
Christian Strenger



JOSEPH E. CHEUNG*                              Treasurer
Joseph E. Cheung


*By:  /S/ BRIAN A. LEE
      Brian A. Lee
      as Attorney-in-Fact pursuant to a
      Power of Attorney filed previously.

                                   SIGNATURES

     Deutsche Portfolios has duly caused this Pre-effective Amendment to the Registration Statement on Form N-1A of Deutsche Funds, Inc. (File No. 333-7008) to be signed on its behalf by the undersigned, thereto duly authorized, in Frankfurt, Germany on the 23rd day of September, 1997.

                                     DEUTSCHE PORTFOLIOS

                                     By      /S/CHRISTIAN STRENGER
                                             Christian Strenger


     This Pre-effective Amendment to the Registration Statement on Form N-1A of Deutsche Funds, Inc. (File No. 333-7008) has been signed below by the following persons in the capacities indicated on the date indicated above.

Signature                                     Title


EDWARD C. SCHMULTS*                           Trustee
Edward C. Schmults



ROBERT A. WADSWORTH*                          Trustee
Robert A. Wadsworth



WERNER WALBROEL*                              Trustee
Werner Walbroel



G. RICHARD STAMBERGER*                        Trustee
G. Richard Stamberger



/S/CHRISTIAN STRENGER                         Trustee
Christian Strenger



JOSEPH E. CHEUNG*                             Treasurer
Joseph E. Cheung



*By:  /S/CHRISTIAN STRENGER
      Christian Strenger
      as Attorney-in-Fact pursuant to a
      Power of Attorney filed herewith.

                               INDEX TO EXHIBITS


Exhibit No.              Description
-----------              -----------

4(a)                     Class A Specimen Certificate.

4(b)                     Class B Specimen Certificate.

5(a)                     Investment Management Agreement

10                       Opinion of Counsel (including consent).

11                       Independent auditors consent.

13                       Investment representation letters from
                         initial shareholders.

17(1)-(11)               Financial Data Schedules

99                       Powers of Attorney.